SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  Form 8-K




                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): June 19, 2000


                         CIB Marine Bancshares, Inc.
             (Exact name of registrant as specified in charter)



                                  WISCONSIN
               (State or other jurisdiction of incorporation)



          000-24149                                37-1203599
   (Commission File Number)             (IRS Employer Identification No.)



                 N27 W24025 Paul Court, Pewaukee, Wisconsin      53072
                  (Address of Principal Executive Offices)     (Zip Code)



                               (262) 695-6010
            (Registrant's telephone number, including area code)


   Item 5. Other Events

        Pursuant to Rule 416(b) under the Securities Act of 1933, the number of shares of common stock of the Registrant registered for sale under the Securities Act by the following Registration Statements on Form S-8, which remain unsold as of July 1, 2000, have been deemed to be increased to reflect a one hundred and fifty for one stock split effected in the form of a stock dividend to shareholders of record at the close of business on July 1, 2000. The dividend shares were issued on July 25 and 26, 2000.

             Registration Statement on Form S-8 (Reg. No. 333-85173) filed with the SEC on August 13, 1999.

             Registration Statement on Form S-8 (Reg. No. 333-72949) filed with the SEC on February 25, 1999.





































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                                  SIGNATURE



             Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      CIB MARINE BANCSHARES, INC.



   Date: August 3, 2000               By:   /s/ Donald J. Straka
                                          ------------------------------
                                           Donald J. Straka
                                           Senior Vice President and
                                           General Counsel


































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